                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: June 28, 1996
               Date of earliest event reported:  June 14, 1996





                       CHADMOORE WIRELESS GROUP, INC.
- -------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




         Colorado                  33-14841-D                   84-1058165
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)




   4720 Polaris Street, Las Vegas, Nevada                           89103
- -------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:       (702) 891-5255
                                                    ---------------------------



- -------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 14, 1996, Registrant executed a Stock Purchase Agreement (the "Agreement") (see, Exhibit 10.11 included herein) with Libero Limited ("Libero"). Pursuant to the Agreement, Registrant acquired from Libero all the issued and outstanding common stock of CMRS Systems, Inc. ("CMRS") and 800 SMR Network, Inc. ("800") (jointly the "Management Companies"). The Management Companies are in the business of constructing and managing multi-channel trunked 800 MHz trunked Specialized Mobile Radio ("SMR") stations ("Stations"). The Management Companies have entered into management agreements ("Management Agreements") with certain companies (the "Companies"), pursuant to which CMRS or 800, as the case may be, has agreed, in accordance with applicable Federal Communications Commission ("FCC") rules, regulations and policies, to construct and manage all of the Stations for which the Companies have received licenses from the FCC. The respective shareholders of the Companies (the "Licensees") have granted to CMRS or 800, as the case may be, options to acquire all of the stock of the Licensees ("Options"), at such time as CMRS and 800 are qualified to hold the Licenses in full compliance with Section 310 of the Communications Act of 1934, as amended.

         No material relationship exists between Libero, the Management Companies, or the Licensees and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

         Registrant consummated such acquisition for a net present value price of $34,712,499. The purchase price was paid with (1) an aggregate cash consideration of $3,547,000; (2) 508,000 shares of Registrant's restricted common stock valued at $2,032,000; and (3) a grant of option to purchase 8,323,857 shares of Registrant's common stock for a period of ten years pursuant to an Offshore Securities Purchase Agreement and Stock Option Agreement of even date, valued at $29,133,499. The Registrant had sufficient cash on hand for the cash consideration paid.

         The acquisition is significant to the Registrant in that such acquisition substantially increases the number of Stations under management and expands the service footprint of the Registrant to over two hundred markets located in forty-six States and the U.S. Territories of Puerto Rico and the Virgin Islands. Registrant intends to construct, manage and operate the Stations in accordance with the terms and conditions of the Management Agreements. Once the Stations are constructed, Registrant intends to manage and operate Stations to provide wireless communications services to the population resident in the service footprint of the Stations. Further, once the Registrant is qualified to hold the Licenses under the applicable rules, regulations and policies of the Federal Communications Commission, Registrant intends to seek a transfer of control for the Stations from the Licensees to Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

Exhibit Number and Brief Description
- ------------------------------------
2.1      Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest
         Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.2      Addendum to the Agreement and Plan of Reorganization, dated February 21, 1995, by and between Registrant (f/k/a
         CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.3      Addendum No. 2 to the Agreement and Plan of Reorganization, dated March 31, 1995, by and between Registrant
         (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

4.1      Form of Warrant Certificate, together with the Terms of Warrants(2)

4.2      Registration Rights Agreement(3)

4.3      Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of Registrant(4)

10.11    Stock Purchase Agreement dated June 14, 1996, by and between Chadmoore Wireless Group, Inc. and Libero
         Limited(5)

17.1     Resignation of David J. Chadwick dated April 30, 1996(6)







- --------------------------------
(1)    Incorporated by reference to Exhibit 1 in Registrant's Form 8-K, under
       Item 2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to Registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to Registrant's Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to Registrant's Form 10-KSB for the year ended December 31, 1995
(5)    Filed herewith
(6) Incorporated by reference to Exhibit 17.1 in Registrant's Form 8-K, under Item 6, date of earliest event reported - April 30, 1996

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CHADMOORE WIRELESS GROUP, INC.



                                  By: /s/  Robert W. Moore
                                      -----------------------------------------
                                      Robert W. Moore, President


Date:  June 28, 1996

                                 EXHIBIT INDEX


2.1      Agreement and Plan of Reorganization dated February 2, 1995, by and between registrant (f/k/a CapVest
         Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.2      Addendum to the Agreement and Plan of Reorganization, dated February 21, 1995, by and between registrant (f/k/a
         CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.3      Addendum No. 2 to the Agreement and Plan of Reorganization, dated March 31, 1995, by and between registrant
         (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

4.1      Form of Warrant Certificate, together with the Terms of Warrants(2)

4.2      Registration Rights Agreement(3)

4.3      Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of registrant(4)

10.11    Stock Purchase Agreement dated June 14, 1996, by and between Chadmoore Wireless Group, Inc. and Libero
         Limited(5)

17.1     Resignation of David J. Chadwick dated April 30, 1996(6)






- -------------------------------
(1)    Incorporated by reference to Exhibit 1 in registrant's Form 8-K, under
       Item 2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to registrant's Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to registrant's Form 10-KSB for the year ended December 31, 1995
(5)    Filed herewith
(6) Incorporated by reference to Exhibit 17.1 in registrant's Form 8-K, under Item 6, date of earliest event reported - April 30, 1996